                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          10/1/2005 through 10/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

   (A) Total Portfolio Balance                                                       $1,352,890,312.71
   (B) Total Securities Balance                                                      $1,352,890,312.71
   (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                    $288,000,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/B)                                                  21.29%
      (iii) Class A-1 Notes Rate                                                               2.68600%
      (iv)  Class A-1 Notes Accrual Basis                                                   Actual/360
   (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                    $307,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/B)                                                  22.69%
      (iii) Class A-2 Notes Rate                                                                 3.210%
      (iv)  Class A-2 Notes Accrual Basis                                                       30/360
   (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                    $415,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                  30.68%
      (iii) Class A-3 Notes Rate                                                                 3.530%
      (iv)  Class A-3 Notes Accrual Basis                                                       30/360
   (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                    $298,900,000.00
      (ii)  Class A-4 Notes Percentage (F(i)/B)                                                  22.09%
      (iii) Class A-4 Notes Rate                                                                 3.820%
      (iv)  Class A-4 Notes Accrual Basis                                                       30/360
   (G) Certificates
      (i)   Certificates Balance                                                        $43,990,312.71
      (ii)  Certificates Percentage (G(i)/B)                                                      3.25%
      (iii) Certificates Rate                                                                    3.820%
      (iv)  Certificates Accrual Basis                                                          30/360
   (H) Servicing Fee Rate                                                                         1.00%
   (I) Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                         5.02%
      (ii)  Weighted Average Original Maturity (WAOM)                                            58.33 months
      (iii) Weighted Average Remaining Maturity (WAM)                                            52.67 months
      (iv)  Number of Receivables                                                               83,437
   (J) Reserve Fund
      (i)   Reserve Account Initial Deposit Percentage                                            0.50%
      (ii)  Reserve Account Initial Deposit                                              $6,764,451.56
      (iii) Specified Reserve Account Percentage                                                  0.75%
      (iv)  Specified Reserve Account Balance                                           $10,146,677.35
   (K) Yield Supplement Account Deposit                                                 $13,202,261.03

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------

   (A) Total Portfolio Balance                                                       $1,009,686,191.77
   (B) Total Securities Balance                                                      $1,009,686,191.77
   (C) Cumulative Note and Certificate Pool Factor                                           0.7463179
   (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                              $0.00
      (ii)  Class A-1 Notes Pool Factor                                                      0.0000000
      (iii) Class A-1 Notes Interest Carryover Shortfall                                         $0.00
      (iv)  Class A-1 Notes Principal Carryover Shortfall                                        $0.00
   (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                    $253,347,818.85
      (ii)  Class A-2 Notes Pool Factor                                                      0.8252372
      (iii) Class A-2 Notes Interest Carryover Shortfall                                         $0.00
      (iv)  Class A-2 Notes Principal Carryover Shortfall                                        $0.00
   (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                    $415,000,000.00
      (ii)  Class A-3 Notes Pool Factor                                                      1.0000000
      (iii) Class A-3 Notes Interest Carryover Shortfall                                         $0.00
      (iv)  Class A-3 Notes Principal Carryover Shortfall                                        $0.00
   (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                    $298,900,000.00
      (ii)  Class A-4 Notes Pool Factor                                                      1.0000000
      (iii) Class A-4 Notes Interest Carryover Shortfall                                         $0.00
      (iv)  Class A-4 Notes Principal Carryover Shortfall                                        $0.00
   (H) Certificates
      (i)   Certificates Balance                                                        $42,438,372.92
      (ii)  Certificates Pool Factor                                                         0.9647209
      (iii) Certificates Interest Carryover Shortfall                                            $0.00
      (iv)  Certificates Principal Carryover Shortfall                                           $0.00
   (I) Servicing Fee
      (i) Servicing Fee Shortfall                                                                $0.00
   (J) End of Prior Month Account Balances
      (i)   Reserve Account                                                             $10,146,677.35
      (ii)  Yield Supplement Account                                                     $8,292,326.96
      (iii) Payahead Account                                                                     $0.00
      (iv)  Advances Outstanding                                                           $402,381.58
   (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                         4.96%
      (ii)  Weighted Average Remaining Maturity (WAM)                                            43.81 months
      (iii) Number of Receivables                                                               73,768
   (L) Note and Certificate Principal Distribution Percentages
      (i)   Note Percentage                                                                      95.87%
      (ii)  Certificate Percentage                                                                4.13%

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          10/1/2005 through 10/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------

   (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                            $0.00
      (ii)  Prepayments in Full                                                                        $0.00
      (iii) Prepayments in Full due to Repurchases                                                     $0.00
   (B) Precomputed Contracts Collections                                                               $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                          $0.00
   (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                             $22,996,473.26
      (ii)  Prepayments in Full                                                               $10,630,818.91
      (iii) Repurchased Receivables Related to Principal                                               $0.00
   (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                        $4,100,443.23
   (F) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                         $0.00
      (ii)  Current Advance Amount                                                                     $0.00
   (G) Interest Advance for simple Interest - Net                                                 $22,945.00
   (H) Payahead Account
      (i)   Payments Applied                                                                           $0.00
      (ii)  Additional Payaheads                                                                       $0.00
   (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                               4.96%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                  42.85 months
      (iii) Remaining Number of Receivables                                                           72,714
   (J) Delinquent Receivables
                                                          # Units         Dollar Amount
                                                       ------------   ---------------------
      (i)   31-60 Days Delinquent                      1,762   2.42%  $25,110,638.13   2.57%
      (ii)  61-90 Days Delinquent                        275   0.38%   $3,942,499.11   0.40%
      (ii)  91 Days or More Delinquent                    52   0.07%     $705,880.79   0.07%
   (K) Vehicles Repossessed During Collection Period      54   0.07%     $826,702.36   0.08%
   (L) Total Repossessed Vehicles in Inventory            84   0.12%   $1,300,156.10   0.13%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------

   (A) Collection Account Investment Income                                                            $0.00
   (B) Reserve Account Investment Income                                                          $31,826.18
   (C) Yield Supplement Account Investment Income                                                 $26,996.11
   (D) Trust Fees Expense                                                                              $0.00
   (E) Aggregate Net Losses for Collection Period                                                 506,515.94
   (F) Liquidated Receivables Information
      (i)   Gross Principal Balance on Liquidated Receivables                                     878,049.18
      (ii)  Liquidation Proceeds                                                                  250,065.64
      (ii)  Recoveries from Prior Month Charge Offs                                               121,467.60
   (G) Days in Accrual Period                                                                             31
   (H) Deal age                                                                                           10

                                                  MONTHLY COLLECTIONS
                                                  -------------------
V. INTEREST COLLECTIONS
-----------------------

   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                   $4,123,388.23

VI. PRINCIPAL COLLECTIONS
-------------------------

   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                              $33,627,292.17
   (B) Liquidation Proceeds (IV(F(i)))                                                            250,065.64
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                              0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                        121,467.60
                                                                                              --------------
   (E) Total Principal Collections (A+B+C+D)                                                  $33,998,825.41

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                    $38,122,213.64

VIII. YIELD SUPPLEMENT DEPOSIT                                                                   $475,066.79

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                         $38,597,280.43

                                                   MONTHLY DISTRIBUTIONS
                                                   ---------------------
X. FEE DISTRIBUTIONS
--------------------

   (A) Servicing Fee
      (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                        $841,405.16
      (ii)  Servicing Fee Paid                                                                    841,405.16
                                                                                              --------------
      (iii) Servicing Fee Shortfall                                                                    $0.00
   (B) Reserve Account Investment Income (IV(B))                                                  $31,826.18
   (C) Yield Supplement Account Investment Income (IV(C))                                              $0.00
   (D) Trust Fees Expense (IV(D))                                                                      $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------

   (A) Interest
      (i)   Class A-1 Notes
            (a) Class A-1 Notes Interest Due                                                           $0.00
            (b) Class A-1 Notes Interest Paid                                                           0.00
                                                                                              --------------
            (c) Class A-1 Notes Interest Shortfall                                                     $0.00
      (ii)  Class A-2 Notes
            (a) Class A-2 Notes Interest Due                                                     $677,705.42
            (b) Class A-2 Notes Interest Paid                                                     677,705.42
                                                                                              --------------
            (c) Class A-2 Notes Interest Shortfall                                                     $0.00
      (iii) Class A-3 Notes
            (a) Class A-3 Notes Interest Due                                                   $1,220,791.67
            (b) Class A-3 Notes Interest Paid                                                   1,220,791.67
                                                                                              --------------
            (c) Class A-3 Notes Interest Shortfall                                                     $0.00
      (iv)  Class A-4 Notes
            (a) Class A-4 Notes Interest Due                                                     $951,498.33
            (b) Class A-4 Notes Interest Paid                                                     951,498.33
                                                                                              --------------
            (c) Class A-4 Notes Interest Shortfall                                                     $0.00

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          10/1/2005 through 10/31/2005

      (v)   Total Note Interest
            (a) Total Note Interest Due                                                        $2,849,995.42
            (b) Total Note Interest Paid                                                        2,849,995.42
                                                                                             ---------------
            (c) Total Note Interest Shortfall                                                          $0.00
            (d) Reserve Account Withdrawal for Note Interest                                           $0.00

Amount available for distributions after Fees & Interest
(IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                               $34,905,879.85
   (B) Principal
      (i)   Noteholders' Principal Distribution Amounts                                       $33,080,270.75
      (ii)  Class A-1 Notes Principal
            (a) Class A-1 Notes Principal Due                                                          $0.00
            (b) Class A-1 Notes Principal Paid                                                          0.00
                                                                                             ---------------
            (c) Class A-1 Notes Principal Shortfall                                                    $0.00
            (d) Reserve Account Withdrawal                                                             $0.00
      (iii) Class A-2 Notes Principal
            (a) Class A-2 Notes Principal Due                                                 $33,080,270.75
            (b) Class A-2 Notes Principal Paid                                                 33,080,270.75
                                                                                             ---------------
            (c) Class A-2 Notes Principal Shortfall                                                    $0.00
            (d) Reserve Account Withdrawal                                                             $0.00
      (iv)  Class A-3 Notes Principal
            (a) Class A-3 Notes Principal Due                                                          $0.00
            (b) Class A-3 Notes Principal Paid                                                          0.00
                                                                                             ---------------
            (c) Class A-3 Notes Principal Shortfall                                                    $0.00
            (d) Reserve Account Withdrawal                                                             $0.00
      (v)   Class A-4 Notes Principal
            (a) Class A-4 Notes Principal Due                                                          $0.00
            (b) Class A-4 Notes Principal Paid                                                          0.00
                                                                                             ---------------
            (c) Class A-4 Notes Principal Shortfall                                                    $0.00
            (d) Reserve Account Withdrawal                                                             $0.00
      (vi) Total Notes Principal
            (a) Total Notes Principal Due                                                      33,080,270.75
            (b) Total Notes Principal Paid                                                     33,080,270.75
                                                                                             ---------------
            (c) Total Notes Principal Shortfall                                                        $0.00
            (d) Reserve Account Withdrawal                                                             $0.00

XII. RESERVE FUND DEPOSIT
-------------------------

   Amount available for deposit into reserve account                                           $1,825,609.10
   Amount deposited into reserve account                                                                0.00
   Excess Amount Released from Reserve Account                                                          0.00
                                                                                             ---------------
   Excess funds available to Certificateholders                                                 1,825,609.10
                                                                                             ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------

   (A) Interest
      (i)   Certificate Monthly Interest Due                                                    $135,095.49
      (ii)  Certificate Interest Shortfall Beginning Balance                                          $0.00
                                                                                            ---------------
      (iii) Total Certificate Interest Due                                                      $135,095.49
      (iv)  Certificate Interest Paid                                                            135,095.49
                                                                                            ---------------
      (v)   Certificate Interest Shortfall Ending Balance                                             $0.00
   (B) Principal
      (i)   Certificate Monthly Principal Due                                                 $1,425,070.60
      (ii)  Certificate Principal Shortfall Beginning Balance                                         $0.00
                                                                                            ---------------
      (iii) Total Certificate Principal Due                                                   $1,425,070.60
      (iv)  Certificate Principal Paid                                                         1,425,070.60
                                                                                            ---------------
      (v)   Certificate Principal Shortfall Ending Balance                                            $0.00
   (C) Release to Seller                                                                        $265,443.01

                                               DISTRIBUTIONS SUMMARY
                                               ---------------------
   (A) Total Collections                                                                     $38,597,280.43
   (B) Service Fee                                                                              $841,405.16
   (C) Trustee Fees                                                                                    0.00
   (D) Class A1 Amount                                                                                $0.00
   (E) Class A2 Amount                                                                       $33,757,976.17
   (F) Class A3 Amount                                                                        $1,220,791.67
   (G) Class A4 Amount                                                                          $951,498.33
   (H) Amount Deposited into Reserve Account                                                          $0.00
   (I) Certificateholders                                                                     $1,560,166.09
   (J) Release to seller                                                                        $265,443.01
   (K) Total amount distributed                                                              $38,597,280.43
   (L) Amount of Draw from Reserve Account                                                             0.00
   (M) Excess Amount Released from Reserve Account                                                     0.00

                                            PORTFOLIO AND SECURITY SUMMARY
                                            ------------------------------

XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------

   (A) Balances and Principal Factors
                                                                     Beginning                    End
                                                                     of Period                 of Period
                                                                 -----------------          ---------------
      (i)    Aggregate Balance of Notes                            $967,247,818.85          $934,167,548.10
      (ii)   Note Pool Factor                                            0.7389776                0.7137043
      (iii)  Class A-1 Notes Balance                                          0.00                     0.00
      (iv)   Class A-1 Notes Pool Factor                                 0.0000000                0.0000000
      (v)    Class A-2 Notes Balance                                253,347,818.85           220,267,548.10
      (vi)   Class A-2 Notes Pool Factor                                 0.8252372                0.7174839
      (vii)  Class A-3 Notes Balance                                415,000,000.00           415,000,000.00
      (viii) Class A-3 Notes Pool Factor                                 1.0000000                1.0000000
      (ix)   Class A-4 Notes Balance                                298,900,000.00           298,900,000.00
      (x)    Class A-4 Notes Pool Factor                                 1.0000000                1.0000000
      (xi)   Certificates Balance                                    42,438,372.92            41,013,302.32
      (xii)  Certificates Pool Factor                                    0.9647209                0.9323258
      (xiii) Total Principal Balance of Notes and Certificates    1,009,686,191.77           975,180,850.42
   (B) Portfolio Information
      (i)   Weighted Average Coupon (WAC)                                     4.96%                    4.96%
      (ii)  Weighted Average Remaining Maturity (WAM)                        43.81 months             42.85 months
      (iii) Remaining Number of Receivables                                 73,768                   72,714
      (iv)  Portfolio Receivable Balance                         $1,009,686,191.77          $975,180,850.42
   (C) Outstanding Advance Amount                                      $402,381.58              $425,326.58
   (D) Outstanding Payahead Balance                                          $0.00                    $0.00

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          10/1/2005 through 10/31/2005

                                                  SUMMARY OF ACCOUNTS
                                                  -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

   (A) Beginning Reserve Account Balance                                                      $10,146,677.35
   (B) Draws                                                                                           0.00
      (i)   Draw for Servicing Fee                                                                     0.00
      (ii)  Draw for Interest                                                                          0.00
      (iii) Draw for Realized Losses                                                                   0.00
   (C) Excess Interest Deposited into the Reserve Account                                              0.00
   (D) Reserve Account Balance Prior to Release                                               10,146,677.35
   (E) Reserve Account Required Amount                                                        10,146,677.35
   (F) Final Reserve Account Required Amount                                                  10,146,677.35
   (G) Excess Reserve Account Amount                                                                   0.00
   (H) Release of Reserve Account Balance to Seller                                                    0.00
   (I) Ending Reserve Account Balance                                                         10,146,677.35

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------

   (A) Beginning Yield Supplement Account Balance                                              8,292,326.96
   (B) Investment Earnings                                                                        26,996.11
   (C) Investment Earnings Withdraw                                                                    0.00
   (D) Additional Yield Supplement Amounts                                                             0.00
   (E) Yield Supplement Deposit Amount                                                           475,066.79
   (F) Release of Yield Deposit Account Balance to Seller                                              0.00
                                                                                            ---------------
   (G) Ending Yield Supplement Account Balance                                                 7,844,256.28

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------

   (A) Liquidated Contracts
      (i) Liquidation Proceeds                                                                  $250,065.64
      (ii) Recoveries on Previously Liquidated Contracts                                         121,467.60
   (B) Aggregate Net Losses for Collection Period                                                506,515.94
   (C) Net Loss Rate for Collection Period (annualized)                                                0.61%
   (D) Cumulative Net Losses for all Periods                                                   3,120,175.19
   (E) Delinquent Receivables
                                                        # Units        Dollar Amount
                                                      -----------  --------------------
      (i)   30-59 Days Delinquent                     1,762  2.42% $25,110,638.13  2.57%
      (ii)  60-89 Days Delinquent                       275  0.38%  $3,942,499.11  0.40%
      (ii)  90 Days or More Delinquent                   52  0.07%    $705,880.79  0.07%

XVIII. REPOSSESSION ACTIVITY
----------------------------
                                                          # Units     Dollar Amount
                                                         --------  -------------------
   (A) Vehicles Repossessed During Collection Period     54  0.07%   $826,702.36  0.08%
   (B) Total Repossessed Vehicles in Inventory           84  0.12% $1,300,156.10  0.13%

XIX.  TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-------------------------------------------------------------

   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
      (i)   Second Preceding Collection Period                                                         0.65%
      (ii)  Preceding Collection Period                                                                0.75%
      (iii) Current Collection Period                                                                  0.61%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                        0.67%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
       Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period                                                         0.59%
      (ii)  Preceding Collection Period                                                                0.47%
      (iii) Current Collection Period                                                                  0.57%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                        0.54%

   (C) Loss and Delinquency Trigger Indicator                                          Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

/s/ John I. Weisickle
---------------------------
Mr. John Weisickle
Vice President